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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 30, 1996 appearing on page 41 of Arvin Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.




Price Waterhouse LLP

Indianapolis, Indiana
December 16, 1996